SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

August 25, 2006
(Date of report)

SMARTS OIL & GAS, INC.
(Exact Name of Registrant as Specified in its Charter)

NV	0-131224	20-4028175
(State of Incorporation)	(Commission File Number)	(IRS Employer ID)

1103 Callaway Court Howell, MI 48843
(Address of Principal Executive Office)

(248) 321-0121
(Registrant’s Telephone Number, Including Area Code)

VALUE CONSULTING, INC.
(Former Name or Former Address if Changed Since Last Report)

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the close of business on August 24, 2006, an amendment to the Company's Articles of Incorporation became effective. The amendments changed the name of the Company to Smarts Oil & Gas, Inc. A copy of the Company's press release regarding the name change is being filed herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
99.1	Press Release dated August 25, 2006 announcing name and symbol change

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Smart Oil & Gas, Inc.
/s/ Daniel Seifer
Dated: August 25, 2006	Daniel Seifer, CEO